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______________________________________________________________________________



               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                            FORM 8-K


                        CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 27, 2003




                   TMBR/SHARP DRILLING, INC.
     (Exact Name of Registrant as Specified in Its Charter)


             Texas                         0-12757             75-1835108
    (State or other jurisdiction       (Commission File       (IRS Employer
  of Incorporation or organization)         Number)         Identification No.)

    4607 West Industrial Blvd., Midland, Texas                79703
     (Address of Principal Executive Offices)               (Zip Code)



                          915-699-5050
      (Registrant's telephone number, including area code)






_____________________________________________________________________________











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          Item 7.   Financial Statements and Exhibits.


(c)   Exhibits

     99.1 Press Release dated June 27, 2003 announcing financial results for the fiscal year ended March 31, 2003.

Item 9.   Regulation FD Disclosure.

     TMBR/Sharp Drilling, Inc. wishes to disclose its press release, dated June 27, 2003, relating to its results of operations and financial condition for the fiscal year ended March 31, 2003.


     The information included in Exhibit 99.1 hereto is intended to be furnished under Item 12 "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities and Exchange Commission Release No. 33-8176.

     In accordance with General Instruction B.2 and B.6 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information in this report is being furnished under Item 12, "Results of Operations and Financial Condition", of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, shall not be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
























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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TMBR/SHARP DRILLING, INC.


                                  By:           /s/ Jeffrey D. Phillips
                                      ---------------------------------------
                                           Jeffrey D. Phillips, President


Dated: June 27, 2003





































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                          EXHIBIT INDEX


Exhibit No.                     Description

   99.1 Press Release dated June 27, 2003 announcing financial results for the fiscal year ended March 31, 2003.













































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                                                                Exhibit 99.1

FROM:     TMBR/Sharp Drilling, Inc.
NASDAQ:   TBDI
CONTACT:  Patricia R. Elledge           Or:  Larry Howell
          Chief Financial Officer            The Howell Group
          915/699-5050                       214/368-1592
          Email: PRElledge@aol.com           Email: howgroup@earthlink.net


For Immediate Release
---------------------

                   TMBR/SHARP DRILLING REPORTS
                     RESULTS FOR FISCAL 2003

     MIDLAND, Texas, June 27, 2003 - TMBR/Sharp Drilling, Inc. (Nasdaq: TBDI) today announced revenues of $38.2 million and net income of $10.1 million, or $1.86 per share basic ($1.78 diluted), for its fiscal year ended March 31, 2003. In fiscal 2002, the Company had revenues of $52.2 million and net income of $9.8 million, or $1.88 per share basic ($1.79 diluted).

     For the fourth quarter of fiscal 2003, TMBR/Sharp reported revenues of $10.0 million and net income of $6.9 million, or $1.26 per share ($1.20 diluted), compared to $9.5 million in revenues and a net loss of $3.4 million after a non-cash writedown of $4 million of the carrying value of its oil and gas properties which was attributable to a combination of lower year-end pricing and reserve impairments in the same period a year earlier.

     The rig utilization rate averaged 53% for the year, compared with 67% the previous year, while average contract drilling prices declined by 14%.

             (In thousands, except per share amounts)

                          Year ended March 31       Three months ended March 31
                          -------------------       ---------------------------
                            2003        2002             2003         2002
                            ----        ----             ----         ----
Revenues                $  38,201   $  52,220        $  10,023    $   9,524
Net income (loss)(a)       10,112       9,816            6,886       (3,379) (a)
 Per share
   Basic                     1.86        1.88             1.26         (.63)
   Diluted                   1.78        1.79             1.20         (.60)
Weighted average
 shares outstanding
   Basic                    5,427       5,220            5,455        5,389
   Diluted                  5,676       5,474            5,726        5,619

(a) After writedown in fourth quarter of fiscal 2002 of $4.0 million in carrying value of oil and gas properties, in accordance with Statement of Financial Accounting Standards No. 121, which requires the Company to assess the need for an impairment of capitalized costs of oil and gas properties on a property-by-property basis.